CECO Environmental to Transfer U.S. Stock Exchange Listing
to the Texas Stock Exchange

Common stock expected to begin trading on TXSE on October 19, 2026, under existing ticker symbol “CECO”

ADDISON, Texas, October 2, 2026 – CECO Environmental Corp. (Nasdaq: CECO) (“CECO”), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment, and industrial equipment, today announced that its Board of Directors has approved the voluntary transfer of the primary listing of the Company’s common stock, par value $0.01 per share, from the Nasdaq Global Select Market (“Nasdaq”) to the Texas Stock Exchange (“TXSE”).

Subject to customary conditions, CECO expects its common stock to cease trading on Nasdaq at the market close on Friday, October 16, 2026, and begin trading on TXSE at the market open on Monday, October 19, 2026. CECO’s common stock will continue trading under the ticker symbol CECO and retain its existing CUSIP. The transfer is not expected to affect the Company’s operations, financial condition, reporting obligations, or stockholders’ rights, and stockholders need not take any action. The transfer reflects CECO’s strategic alignment with Texas as a growing center for business, innovation, and capital markets.

Todd Gleason, CECO’s Chairman and Chief Executive Officer, commented: “CECO has been on a multi-year transformation journey diversifying our portfolio while delivering high-performance financial results and shareholder returns. By becoming the first multi-industrial company to transfer its primary listing to the Texas Stock Exchange, we are aligning with a well-capitalized, leading technology platform that introduces a new era of competitive growth in U.S. capital markets. We appreciate Nasdaq’s partnership and support throughout CECO’s growth as a public company.”

“This move builds upon our strong presence in Texas, which includes our global headquarters in Addison and a large employee base in the state. Texas is currently the most dynamic economic market in the United States, attracting an influx of investment and business growth. Strengthening our alignment with this dynamic growth environment advances CECO’s position as a leader in industrial markets,” added Gleason.

"A high-growth, global leader like CECO can list anywhere — and today it chose Texas," said TXSE Chairman and CEO James H. Lee. "For six decades, CECO has provided the innovation that has kept American industry clean, safe, and running. Manufacturers make America, and we are proud CECO will become the first industrial company to place its primary listing on the Texas Stock Exchange."

About CECO

CECO Environmental is a leading environmentally focused, diversified industrial company, serving a broad landscape of industrial air, industrial water, and energy transition markets globally through its key business segments: Engineered Systems and Industrial Process Solutions. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect people, the environment and industrial equipment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom solutions for applications in power generation, petrochemical processing, refining, midstream gas transport and treatment, electric vehicle and battery production, metals and mineral processing, polysilicon production, battery recycling, beverage can production, and produced and oily water/wastewater treatment, along with a wide range of other industrial applications. CECO’s common stock trades under the ticker symbol “CECO.” Incorporated in 1966, CECO’s global headquarters is in Addison, Texas. For more information, please visit www.cecoenviro.com.

Forward-Looking Statements:

Any statements contained in this press release, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, and are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements.

Forward-looking statements in this Press Release include, but are not limited to, statements regarding the planned transfer of the primary listing of our common stock from Nasdaq to the Texas Stock Exchange and the anticipated timing and effects of such transfer.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Part I – Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and under “Part II – Item 1A. Risk Factors” of the Company’s Quarterly Reports on Form 10-Q and include, but are not limited to, risks related to delays in the timing for implementing the listing transfer, potential market disruptions with respect to the trading of the common stock, potential impacts on the Company’s business or operations as it implements the listing transfer, and risks that applicable approvals, conditions, or regulatory requirements relating to the listing transfer may not be satisfied in the anticipated timeframe or at all.

Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any related assumptions prove incorrect, actual results may differ materially from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

CECO Investor Relations Contacts:

Marcio Pinto

Vice President - Integration & Investor Relations

Investor.Relations@OneCECO.com

Steven Hooser and Jean Marie Young

Three Part Advisors, LLC

214-872-2710

Investor.Relations@OneCECO.com